J.P. MORGAN MUNICIPAL BOND FUNDS

JPMORGAN TRUST I

JPMorgan California Tax Free Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

(All Share Classes)

JPMORGAN TRUST II

JPMorgan Municipal Income Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

(All Share Classes)

(each, a “Fund”)

Supplement dated February 13, 2020

to the Summary Prospectuses and the Prospectuses dated July 1, 2019, as supplemented

Effective March 2, 2020 (the “Effective Date”), each Fund will have the ability to invest up to 10% of its total assets in high yield securities (also known as “below investment grade securities” or “junk bonds”). On the Effective Date, the following changes will be made to each Fund’s Summary Prospectuses and Prospectuses.

The following disclosure will be added as the fifth paragraph of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the JPMorgan Intermediate Tax Free Bond Fund’s and the JPMorgan Municipal Income Fund’s Summary Prospectuses and Prospectuses, and as the sixth paragraph of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the JPMorgan California Tax Free Bond Fund’s, the JPMorgan Short-Intermediate Municipal Bond Fund’s and the JPMorgan Tax Free Bond Fund’s Summary Prospectuses and Prospectuses:

The Fund may invest up to 10% of its total assets in securities rated below investment grade. Such securities are known as “junk bonds”, “high yield bonds” and “non-investment grade bonds.” Junk bonds also include unrated securities that the Fund’s adviser believes to be of comparable quality to debt securities that are rated below investment grade. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality, such that, following the time of purchase, they would be deemed to be below investment grade. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security.

The following disclosure will be added as a risk factor in the “Risk/Return Summary — The Fund’s Main Investment Risks” section of each Summary Prospectus and Prospectus:

High Yield Securities Risk. The Fund may invest in securities that are issued by municipalities that are highly leveraged, less creditworthy or financial distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.

In addition, “High Yield Securities Risk” will be designated as a main risk of investing in each Fund in the chart under “More About the Funds — Investment Risks” in the section of the Prospectuses. The table under “Investment Practices” in the Prospectuses will also be updated to reflect that each Fund may invest in high yield securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-MBFT-220